UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (309) 347-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement.

The information required under Item 1.01 is included under Item 2.03 of this report and is incorporated herein by reference.

Item 1.03  Bankruptcy or Receivership.

On April 7, 2009, Aventine Renewable Energy Holdings, Inc. (“Aventine” or the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization relief under the provisions of Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under Aventine’s caption and case number, In re: Aventine Renewable Energy Holdings, Inc. et al., Chapter 11 Case No. 09-11214.   The Debtors plan to continue to operate their businesses as “debtors-in-possession” under jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy code and order of the Bankruptcy Court.

On April 8, 2009, Aventine issued a press release relating to the Chapter 11 Case, a copy of which is filed herewith as Exhibit 99.1.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

On April 7, 2009, certain of the Company’s bondholders (the “DIP Lenders”) entered into a Term Sheet (the “DIP Term Sheet”) for a $30 million Debtor-in-Possession Credit Facility with the Debtors.  The DIP Term Sheet is filed herewith as Exhibit 10.1 and is incorporated herein by reference.  The DIP Term Sheet provides, subject to approval by the Bankruptcy Court and certain other conditions described below and in the DIP Term Sheet, for a first priority debtor-in-possession financing (the “DIP Facility”) composed of a term loan facility made available to certain of Aventine’s subsidiaries in a maximum aggregate principal amount of up to $30 million.  Proceeds of the DIP Facility will be used, among other things, to (i) fund the working capital and general corporate needs of the Debtors and the costs of the Chapter 11 Cases in accordance with an approved budget, and (ii) provide adequate protection, in accordance with the terms of the DIP Facility, to the prepetition agent under the Company’s existing credit facilities for the benefit of itself and the prepetition lenders.

The DIP Facility is subject to the entry of an order by the Bankruptcy Court approving the DIP Facility on terms and conditions acceptable to the DIP Lenders in their sole discretion.  In addition, the DIP Facility is subject to the satisfaction of a number of material conditions precedent set forth in the DIP Term Sheet filed herewith and incorporated herein by reference.

Item 2.04  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constituted an event of default or otherwise triggered the acceleration of (or right to accelerate) under the following:

1.)           Our Credit Agreement (the “Pre-Petition Credit Agreement”), dated March 23, 2007 among Aventine Renewable Energy, Inc., Aventine Renewable Energy – Mt Vernon, LLC, Aventine Renewable Energy – Aurora West, LLC (collectively, the “Borrowers”), the Guarantors, the Pre-Petition Lenders thereunder and JP Morgan Chase Bank, N.A. as the administrative agent and a lender.  As a result of the Bankruptcy filing, all the lenders commitments under the Pre-Petition Credit Agreement automatically terminated, and the principal of the loans and the reimbursement obligations then outstanding, together with accrued interest thereon and any unpaid fees and all other obligations of the Borrowers accrued under the applicable loan documents, became immediately due and payable.  As of April 7, 2009, the Borrowers outstanding borrowings and letters of credit outstanding under the Pre-Petition Credit Agreement totaled approximately $18.4 million and $22.0 million, respectively.

2.)           Our indenture, dated March 27, 2007 between Aventine, the subsidiary guarantors therein and Wells Fargo Bank, N.A., as trustee, governing the Company’s 10% fixed-rate senior unsecured notes due 2017.  Under the terms of the indenture, upon a bankruptcy filing, the outstanding principal amount of, and accrued interest thereon, became immediately due and payable.  As of April 7, 2009, the aggregate principal amount of outstanding 10.0% fixed-rate senior unsecured notes was $300.0 million.

3.)           Our Lease Agreement, dated as of October 31, 2006 by and between the Indiana Port Commission and Aventine Renewable Energy – Mt. Vernon, LLC, as amended.  An event of default under the lease occurs upon, among other things, institution of proceedings in a court of competent jurisdiction for an insolvency reorganization, liquidation or dissolution of the lessee or of any guarantor of lessee’s obligations under the lease, or for their adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of lessee or of any guarantor of lessee's obligations thereunder, and such proceedings are not dismissed, and any receiver, trustee or liquidator appointed therein discharged, within one hundred eighty (180) days after the institution of said proceedings.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired – Not Applicable

(b)           Pro forma financial information – Not Applicable

(d)           Exhibits

Exhibit No.                                Description

10.1
Debtor in Possession Credit Facility Term Sheet, dated as of April 7, 2009, by and among Brigade Leveraged Capital Structures Fund, Ltd., Nomura Corporate Research & Asset Management, Inc., as Investment Manager for and on behalf of certain lenders, Whitebox Hedged High Yield Partners, L.P., Pandora Select Partners, L.P. (as lenders), Aventine Renewable Energy, Inc., Aventine Renewable Energy – Mt Vernon, LLC, and Aventine Renewable Energy – Aurora West LLC on a joint and several basis as debtors in possession under chapter 11 of the United States Bankruptcy Code in jointly administered cases in the United States Bankruptcy Court for the District of Delaware and the Guarantors named therein.

99.1	Press release, dated April 8, 2009, issued by Aventine Renewable Energy Holdings, Inc. relating to the Company’s voluntary filing of a bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 13, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
	Name:	William J. Brennan
	Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Debtor in Possession Credit Facility Term Sheet, dated as of April 7, 2009, by and among Brigade Leveraged Capital Structures Fund, Ltd., Nomura Corporate Research & Asset Management, Inc., as Investment Manager for and on behalf of certain lenders, Whitebox Hedged High Yield Partners, L.P., Pandora Select Partners, L.P. (as lenders), Aventine Renewable Energy, Inc., Aventine Renewable Energy – Mt Vernon, LLC, and Aventine Renewable Energy – Aurora West LLC on a joint and several basis as debtors in possession under chapter 11 of the United States Bankruptcy Code in jointly administered cases in the United States Bankruptcy Court for the District of Delaware and the Guarantors named therein.

99.1	Press release, dated April 8, 2009, issued by Aventine Renewable Energy Holdings, Inc. relating to the Company’s voluntary filing of a bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code.